EXHIBIT 10.4

Execution Version

AMENDMENT TO SECURED CONVERTIBLE NOTES

THIS AMENDMENT TO SECURED CONVERTIBLE NOTES (this “Amendment”) is made as of July 16, 2019, by and among Applied DNA Sciences, Inc., a Delaware corporation (the “Company”) and the undersigned noteholders (the “Required Holders”).

RECITALS

WHEREAS, the Required Holders constitute the holders of at least a majority of the aggregate principal amount of the Notes outstanding and issued pursuant to those certain Securities Purchase Agreements dated as of August 31, 2018 and November 29, 2018, each by and among the Company and the purchasers of the Notes thereto (each a “Holder” and collectively, the “Holders”);

WHEREAS, the Company previously issued to each of the Holders a secured convertible note in the principal amounts set forth on Exhibit A hereto (the “Notes”);

WHEREAS, pursuant to Section 15 of the Notes, the Notes may be amended with the written consent of the Company and the Required Holders; and

WHEREAS, in accordance with Section 15 of the Notes, the Company and the Requisite Holders desire to amend the Notes to adjust the conversion price in connection with conversion of the Notes, amend the maturity date of the Notes, amend the Events of Default, amend certain definitions of the Notes and amend other terms of the Notes as set forth herein on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

1.             Definitions. Capitalized terms used herein without definition shall have the meanings given to such terms in the Notes.

2.             Amendments and Waiver.

a.          The second sentence of Section 1 of each of the Notes is hereby deleted in its entirety and replaced with the following:

The “Maturity Date” shall be November 28, 2021.

b.          The text of Section 3(b)(ii) of each of the Notes is hereby deleted in its entirety and replaced with the following:

“Conversion Price” means $0.54.

c.           Section 3(c)(i) of each of the Notes is hereby deleted in its entirety and replaced with the following:

(i) Optional Conversion. To convert any Conversion Amount into Conversion Shares on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile or email (by attachment in PDF format) (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(ii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or email (by attachment in PDF format) a confirmation (the “Conversion Confirmation”) of receipt of such Conversion Notice to the Holder and the Company’s Transfer Agent. Any Conversion Confirmation delivered by the Company shall confirm the Conversion Amount. On or before the second Business Day following the date of receipt of a Conversion Notice, the Company shall, provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal as Custodian system. If the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or if a Holder otherwise requests, the Company shall issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(ii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than five Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the Conversion Shares issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such Conversion Shares on the Conversion Date. In the event the Company does not comply with the provisions set forth in this Section 3(c)(i), the Holder may rescind the Conversion Notice in writing by facsimile or email to the Company.”

d.          Section 3 of each of the Notes is hereby amended by adding the following clause (d):

“(d) Holder’s Conversion Limitations. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Conversion Notice, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 3(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 3(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates or Attribution Parties) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note. The Holder of this Note shall have the option to opt-out of this Section 3(d) by providing notice in writing to the Company that Section 3(d) of this Note shall not apply to such Holder, which election by such Holder will be effective as of the date of this Amendment.”

e.          Section 4 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“(a)         Event of Default. Each of the following events shall constitute an “Event of Default:”

(i) the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five consecutive Trading Days or for more than an aggregate of ten Trading Days in any 365-day period;

(ii) the Company’s failure to pay to the Holder any amount of Principal, Interest, or other amounts when and as due under this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and other amounts when and as due, in which case only if such failure continues for a period of at least three Business Days after receipt of a demand for payment by Holder;

(iii) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(iv) any proceeding is instituted against the Company or any of its Subsidiaries in an involuntary case, or a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) appoints a Custodian of the Company or any of its Subsidiaries for all or substantially all of its property or (B) orders the liquidation of the Company or any of its Subsidiaries and, in each case, such order or decree is not dismissed or stayed within thirty days of such entry;

(v) the Company shall fail to perform or observe any covenant, agreement or other obligation contained in any Transaction Document on its part to be performed or observed and such failure shall remain unremedied for a period of ten Business Days after receipt by the Company of a notice of such failure by Holder; provided, however, that if the default cannot by its nature be cured within such ten Business Day period or cannot after diligent attempts by the Company be cured within such ten Business Day period, and such default is likely to be cured within a reasonable time, then the Company shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default;

(vi) the Security Agreement (as defined in the Securities Purchase Agreement) shall, for any reason, after the perfection date specified in the Securities Purchase Agreement, cease to create a valid, enforceable and perfected first priority security interest and Lien in any of the Collateral (as defined in the Security Agreement) purported to be covered thereby (unless solely attributable to Holder’s failure (through no fault of the Company) to take any action required to be taken by Holder in order to perfect such security interest), or the Company shall so state in writing, or the Company shall in any way challenge, or shall bring any proceeding which shall in any way challenge, the prior valid, enforceable or perfected status of such security interest or Lien or the validity or enforceability thereof.

(b)          Remedies. Upon the occurrence of an Event of Default, the Company shall within five Business Days deliver written notice thereof via facsimile or email and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder (by an affirmative vote of the holders of this Note and the Other Notes representing at least 30% of the aggregate principal amount of the Company’s Notes and the Other Notes then outstanding) may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem and, in the case the Holder has not received an Event of Default Notice, the Event of Default of which the Holder has become aware. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at the Event of Default Redemption Price. The “Event of Default Redemption Price” means the sum of (a) the greater of (i) the outstanding Principal of this Note, plus all accrued and unpaid Interest hereon, divided by the Conversion Price on the date the Event of Default Redemption Price is either (A) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the volume-weighted average price (VWAP) on the date the Event of Default Redemption Price is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 130% of the outstanding Principal of this Note, plus 100% of accrued and unpaid Interest hereon, and (b) all other amounts, costs, expenses and liquidated damages due in respect of this Note. Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 4(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.”

f.           Section 8(a) of each of the Notes is hereby deleted in its entirety and replaced with the following:

“(a) Mandatory Conversion. If the price of the Company’s Common Stock shall remain at a closing price of $3.50 or more for a period of twenty consecutive Trading Days, the Company shall have the right to require the Holder to convert all, or any part, of the Conversion Amount of this Note into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 3(c) hereof at the Conversion Rate with respect to the Conversion Amount (the “Mandatory Conversion”). The Company may only effect the Mandatory Conversion if each of the Equity Conditions shall have been met (unless waived in writing by the Holder) and subject to the Holder’s Conversion Limitations set forth above in Section 3(d), if applicable. “Equity Conditions” means, during the period in question, (a) the Company shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Conversion Notices of the Holder, if any, (b)(i) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Note (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Note may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Company as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Holder, (c) the Common Stock is trading on an Eligible Market and all of the shares issuable pursuant to the Note are listed or quoted for trading on such Eligible Market (and the Company believes, in good faith, that trading of the Common Stock on a Eligible Market will continue uninterrupted for the foreseeable future), (d) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Note, (e) there is no existing Event of Default and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default and (f) the issuance of the shares in question to the Holder would not violate the limitations set forth in Section 3(d) herein. The mechanics of conversion set forth in Section 3(c) shall apply to any Mandatory Conversion as if the Company and the Transfer Agent had received from the Holder on the Mandatory Conversion Date a Conversion Notice with respect to the Conversion Amount being converted pursuant to the Mandatory Conversion. If the Holder is in possession of any material non-public information at the time the Company exercises its right of Mandatory Conversion, the Company shall publicly disclose such material non-public information regarding the exercise of its right of Mandatory Conversion within one Trading Day of such exercise by the Company.”

g.          Section 14 of each of the Notes is hereby amended by adding the following clause (d):

“(d)         Negative Covenants. As long as any portion of this Note remains outstanding, the Company shall not, and shall not permit any Subsidiaries to, directly or indirectly:

(i)       other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Debt, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(ii)       other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(iii)      repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock equivalents other than as to (i) the Conversion Shares or Options as permitted or required herein or in the transaction documents, (ii) repurchases of Common Stock or Common Stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note, and (iii) other Permitted Investments;

(iv)      repay, repurchase or offer to repay, repurchase or otherwise acquire any Debt, other than the Notes if on a pro-rata basis, other than regularly scheduled principal and interest payments as such terms are in effect as of the date of this Amendment, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exists or occurs;

(v)      pay cash dividends or distributions on any equity securities of the Company; or

(vi)     enter into any agreement with respect to any of the foregoing;

other than, in each case, as consented to by the Required Holders.”

h.              Section 15 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“15. VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote of the Required Holders at a meeting duly called for such purpose or the written consent without a meeting shall be required for any change or amendment to this Note or the Other Notes. In no event shall any amendment, modification or waiver be made to this Note which would adversely affect the economic terms of the Holder including but not limited to any change in the Conversion Price, Maturity Date, Collateral, interest rate or schedule of payment, redemptions or conversion, or any sale or change in the holders priority in the Collateral subject to a security interest, without the prior written consent of such Holder.”

i.               The definition of “Eligible Market” in Section 26 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE Amex, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market, any OTC Markets Group Inc. over-the-counter market or any market that is a successor to any of the foregoing.”

j.               The definition of “Required Holders” in Section 26 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“Required Holders” means, collectively, the holders of this Note and the Other Notes representing at least 70% of the aggregate principal amount of the Company’s Notes then outstanding.”

k.              The definition of “Securities Purchase Agreement” in Section 26 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“Securities Purchase Agreement” means, as applicable, either (i) that certain securities purchase agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued this Note or (ii) those certain securities purchase agreements each by and among the Company and the purchasers of the Other Notes.”

l.               Section 26 of each of the Notes is hereby amended by adding the following definitions in the appropriate alphabetical order:

““Capital Lease” as applied to any Person shall mean any lease (or similar arrangement) of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.”

““Capital Lease Obligations” shall mean all monetary obligations of any of Company and its Subsidiaries under any Capital Leases.”

““Debt” of any Person shall mean, without duplication:

(i)             all indebtedness for borrowed money;

(ii)            all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including earnouts (other than trade payables entered into in the ordinary course of business);

(iii)           the face amount of all letters of credit issued for the account of such Person and without duplication, all drafts drawn thereunder and all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments issued by such Person;

(iv)            all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

(v)             all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

(vi)           all Capital Lease Obligations;

(vii)           the principal balance outstanding under any synthetic lease, off-balance sheet loan or similar off balance sheet financing product;

(viii)         all indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; and

(i)             all guarantees in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (viii) above.”

““Investment” of any Person shall mean any investment made by such Person in any other Person by stock purchase, capital contribution, loan, advance, acquisition of indebtedness, guarantee or otherwise.”

““Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or otherwise), or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever, chattel mortgage or other charge or encumbrance of any kind, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property and any lease having substantially the same effect as any of the foregoing.”

““Permitted Indebtedness” shall mean

(i)              Debt evidenced by the Notes and Other Notes;

(ii)             Debt outstanding on the date of this Amendment and as set forth on Schedule I hereto;

(iii)            Debt secured by the Security Documents;

(iv)            all Capital Lease Obligations;

(v)            Debt consisting of unsecured intercompany loans and advances made by the Company and any Subsidiary to any other such Person;

(vi)           other unsecured Debt not exceeding $500,000 in the aggregate at any time outstanding, provided that both at the time of and immediately after giving effect to the incurrence thereof and the retirement of any Debt which is currently being retired, no Event of Default exists or occurs;

(vii)           Debt of a target existing at the time the target becomes a Subsidiary of the Company (or is merged into or consolidated with the Company or Subsidiary of the Company in accordance with the terms hereof) pursuant to an acquisition or Debt assumed by Company or its Subsidiaries in respect of assets acquired by such Person pursuant to an acquisition; and

(viii)         Debt of LineaRX, Inc. outstanding on the date of this Amendment and as set forth on Schedule II hereto.”

““Permitted Investment” shall mean any of the following Investments:

(i)             Investments in cash and cash equivalents;

(ii)             loans and advances to employees in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding;

(iii)            Investments received as the non-cash portion of consideration;

(iv)           Investments acquired in connection with the settlement of delinquent accounts in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers;

(v)            Investments existing on the date of this Amendment and as set forth on Schedule III hereto;

(vi)            Investments consisting of contributions in or to any joint ventures of LineaRX, Inc. entered into after date of this Amendment.”

““Permitted Liens” shall mean:

(i)              any Lien securing Permitted Indebtedness and any Lien existing on the date of this Amendment (or any Lien securing any refinancing, extension, renewal or refunding permitted hereunder of the obligations secured thereby);

(ii)             any Lien securing the Notes;

(iii)            Liens for taxes, fees, assessments or other governmental charges which are not past due or remain payable without penalty;

(iv)           carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other similar Liens arising in the ordinary course of business which are not delinquent for more than ninety (90) days or remain payable without penalty or which are being contested in good faith and by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto and for which adequate reserves in accordance with GAAP are being maintained;

(v)             Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeals bonds, bids, leases, governmental contract, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or to secure liability to insurance carriers;

(vi)       Liens consisting of judgment or judicial attachment liens (other than for payment of taxes, assessments or other governmental charges), provided that the enforcement of such Liens is effectively stayed and all such Liens secure claims in the aggregate at any time outstanding for Company and its Subsidiaries not exceeding $100,000;

(vii)           easements, rights of way, zoning and other restrictions, minor defects or other irregularities in title, and other similar defects and encumbrances which, either individually or in the aggregate, do not in any case materially detract from the value of the property subject thereto or interfere in any material respect with the ordinary conduct of the businesses of any of Borrower and its Subsidiaries;

(viii)          Liens securing Capital Lease Obligations; provided that (i) any such Lien attaches solely to the property subject to the related Capital Lease and the proceeds thereof, and (ii) the principal amount of the Capital Lease Obligation secured thereby does not exceed 100% of the cost of such property;

(ix)            any interest or title of a lessor or sublessor under any lease permitted by this Note and matters affecting the interest or title of a lessor or sublessor to any leased property under any lease permitted hereunder;

(x)             Liens arising from precautionary uniform commercial code financing statements filed under any lease permitted by this Note;

(xi)            Non-exclusive licenses and non-exclusive sublicenses granted by any of Company and its Subsidiaries and leases and subleases (by any of Company and its Subsidiaries as lessor or sublessor) to third parties in the ordinary course of business not interfering in any material respect with the business of any of Company and its Subsidiaries;

(xii)            Liens (including the right of set-off) in favor of a bank or other depository institution arising as a matter of law encumbering deposits;

(xiii)           Liens arising out of consignment or similar arrangements for the sale of goods entered into by any of Company and its Subsidiaries in the ordinary course of business; and

(xiv)       Liens in favor of customs and revenue authorities arising as a matter of law which secure payment of customs duties in connection with the importation of goods in the ordinary course of business.”

3.              Consent. Each Required Holder consents to this Amendment.

4.              Continuation of Notes. Except as modified by this Amendment, the Notes shall remain unchanged and continue in full force and effect.

5.              Entire Agreement. This Amendment contains the entire agreement among the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings with respect thereto.

6.              Binding Effect. This Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns.

7.              Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

8.              Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of this Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9              Counterparts; Facsimile or Electronic Transmission. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile or electronic transmission of a scanned copy of a signed counterpart signature page hereto shall be deemed to be an originally executed copy for purposes of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment to Secured Convertible Notes as of the date first above written.

COMPANY:

APPLIED DNA SCIENCES, INC.

By:	/s/ Beth Jantzen
Beth Jantzen
Chief Financial Officer

[Signature Page to Amendment to Secured Convertible Notes]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment to Secured Convertible Notes as of the date first above written.

Individuals Sign Below:

/s/ James Hayward
Signature

James Hayward
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ Judith Murrah
Signature

Judith Murrah
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ Yacov Shamash
Signature

Yacov Shamash
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ Robert B. Catell
Signature

Robert B. Catell
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ Elizabeth Schmalz Ferguson
Signature

Elizabeth Schmalz Ferguson
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ Gregg Baldwin
Signature

Gregg Baldwin
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ William Montgomery
Signature

William Montgomery
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ Johnette van Eeden
Signature

Johnette van Eeden
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ John Cartier
Signature

John Cartier
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

/s/ Wayne Buchen
Signature

Wayne Buchen
Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Name of Purchaser (please print)

By:
Signature

(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

Signature

Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

Delabarta II
Name of Purchaser (please print)

By:	/s/ John Bitzer III
Signature

John Bitzer III, President
(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Individuals Sign Below:

Signature

Name

Signature (if more than one)

Name (if more than one)

Corporations, Trusts, Partnerships, Limited Liability Companies or Other Entities Sign Below:

The Rodgers Living Trust Dated April 7, 1995
Name of Purchaser (please print)

By:	/s/ Jay D. Rodgers
Signature

Jay D. Rodgers
(print name and title of signatory)

Address, Facsimile and E-mail:

[Holder Signature Page to Amendment to Convertible Promissory Notes]

Exhibit A

HOLDER	NOTE PRINCIPAL

Schedule I

None

Schedule II

None

Schedule III

None